UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 14, 2013

Date of Report (date of earliest event reported)

GBS ENTERPRISES INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-52223	27-375505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

11 Broadway, Suite 615

New York, NY 10004

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 17, 2013, GBS Enterprises Incorporated, a Nevada corporation (the “Company”), filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Form 10-K”) with the Securities and Exchange Commission (the “Original Filing”). On June 14, 2013, it came to the attention of the authorized officers of the Company that an incorrect version of the Company’s audited financial statements which contained several typographical errors due to data processing and ministerial difficulties was inadvertently included in the Original Filing and therefore, determined that such financial statements contained in the Original Filing should not be relied upon. The Company will promptly file Amendment No. 1 to the Form 10-K containing the correct version of the audited financial statements. The Company’s authorized officers have discussed with the Company’s Board of Directors and independent accountant the matters disclosed in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

Date: June 14, 2013	By:	/s/ Markus R. Ernst
Name: Markus R. Ernst Title: Chief Financial Officer (Principal Financial and Accounting Officer)